UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2007

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50831	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 944-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders of Regions Financial Corporation (“Regions”) held on April 19, 2007, the stockholders approved by the required vote amendments to Regions’ Certificate of Incorporation, effective April 19, 2007, to provide for the phased declassification of the Board of Directors, more specifically as follows:

Article Seventh, paragraph (5) of the Certificate of Incorporation is hereby amended, to read in its entirety as set forth below:

“(5) To fix the number of Directors which shall constitute the whole Board, subject to the following:

“(a) The number of Directors constituting the entire Board shall be fixed from time to time by vote of a majority of the entire Board except as may be otherwise provided in the by-laws of the corporation, provided, however, that the number of Directors shall not be reduced so as to shorten the term of any Director at the time in office.

“(b) At the annual meeting of stockholders that is held in calendar year 2007, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the annual meeting of stockholders that is held in calendar year 2010 and until such directors’ successors shall have been elected and qualified. Commencing at the annual meeting of stockholders that is held in calendar year 2008, directors shall be elected annually for terms of one year, except that any director in office at the 2008 annual meeting whose term expires at the annual meeting of directors held in calendar year 2009 or 2010 (a “Continuing Classified Director”) shall continue to hold office until the end of the term for which such director was elected and until such director’s successor shall have been elected and qualified. At each annual meeting of stockholders thereafter, all directors shall be elected for terms expiring at the next annual meeting of stockholders and until such directors’ successors shall have been elected and qualified. ~~The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of Directors constituting the entire Board permits with the term of office of one class expiring each year. Directors of the first class shall hold office for a term expiring at the 2005 annual meeting. Directors of the second class shall hold office for a term expiring at the 2006 annual meeting and Directors of the third class shall hold office for a term expiring at the 2007 annual meeting~~. Except as otherwise provided in the by-laws of the corporation, any vacancies in the Board of Directors for any reason, and any created directorships resulting from any increase in the number of Directors may be filled by the Board of Directors, acting by a majority of Directors then in office, although less than a quorum. ~~and~~ Any directors so chosen shall hold office until the end of the term to which such directors’ predecessors were elected ~~next succeeding election of the class for which such Directors shall have been chosen~~ and until their successors shall be elected and qualified. No decrease in the number of Directors shall shorten the term of any incumbent Director. ~~Subject to the foregoing, at each annual meeting of stockholders the successors to the class of Directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.~~

“(c) Notwithstanding any other provisions of this certificate of incorporation or the by-laws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this certificate of incorporation or the by-laws of the corporation), any Director or the entire Board of Directors of the corporation may be removed at any time, with or without cause but ~~only for cause and~~ only by the affirmative vote of the holders of a majority ~~75% or more~~ of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose; provided however, that Continuing Classified Directors may be removed at any time, but only for cause and only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.

“(d) In the event that the holders of any class or series of stock of the corporation shall be entitled, voting separately as a class, to elect any directors of the corporation, then the number of directors that may be elected by such holders shall be in addition to the number fixed pursuant to the by-laws and, except as otherwise expressly provided in the terms of such class or series, the terms of the directors elected by such holders shall expire at the annual meeting of stockholders next succeeding their election ~~without regard to the classification of the remaining directors~~.”

Article Twelfth of the Certificate of Incorporation is hereby amended, to read in its entirety as set forth below:

“The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

“As provided in Article Seventh, paragraph (1), the Board of Directors is expressly authorized to make, alter or repeal by-laws of the corporation by a vote of a majority of the entire Board except as otherwise provided in the by-laws; and the stockholders may make, alter or repeal any by-laws whether or not adopted by them, provided however, that any such additional by-laws, alterations or repeal by the stockholders may be adopted only by the affirmtive vote of the holders of 75% or more of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of Directors (considered for this purpose as one class) at a meeting of stockholders called for such purpose.

Notwithstanding any other provision of this certificate of incorporation or the by-laws of the corporation (and in addition to any other vote that may be required by law, this certificate of incorporation or the by-laws) the affirmative vote of the holders of at least 75% of the outstanding shares of the capital stock of the corporation entitled to vote generally in the election of Directors (considered for this purpose as one class) shall be required to amend, alter or repeal or adopt any provision inconsistent with ~~Article Seventh paragraph (5)~~, Article Seventh paragraph (5)(a), Article Seventh paragraph (5)(d), Article Seventh paragraph (6), Article Ninth, Article Tenth or Article Twelfth of the certificate of incorporation.”

In addition, on March 8, 2007, the Board of Directors of Regions provisionally approved amendments to Regions’ By-laws effective April 19, 2007 contingent upon adoption by the stockholders of the amendments to the Certificate of Incorporation relating to declassification of the Board (as described above), more specifically as follows:

Article III, Section 1 of the By-Laws is hereby amended, to read in its entirety as set forth below:

“The number of Directors which shall constitute the whole Board shall be fixed, from time to time, by resolutions adopted by the Board of Directors, in compliance with Section 10 of this Article III, but from and after the Effective Time (as defined in Section 10 of this Article III), shall not be less than three persons. ~~The Directors shall be of three classes, so that approximately one-third in number of the Directors shall be elected.~~

“At the 2007 annual meeting of stockholders, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the 2010 annual meeting of stockholders. Commencing with the 2008 annual meeting of stockholders, at each annual meeting of stockholders ~~and, except~~, the successors of the directors whose terms expire at such meeting shall be elected for terms expiring at the next annual meeting of stockholders.

“Except as hereinafter provided, each Director shall hold office ~~for three years~~ until the annual meeting for the year in which his or her term expires, or until his or her successor is elected and qualified, or until his or her earlier retirement, death, resignation or removal. Directors need not be residents of Delaware.”

Article III, Section 4 of the By-Laws is hereby amended, to read in its entirety as set forth below:

“Notwithstanding the fact that some lesser percentage may be specified by law, any Director ~~or the entire Board of Directors of the Corporation~~ serving a term to which such Director was elected at or prior to the 2007 annual meeting may be removed at any time, but only for cause and only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.

“Any Director elected at the annual meeting of shareholders in 2008 and thereafter may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors considered for this purpose as one class cast at a meeting of the stockholders called for that purpose.”

Article VI of the By-Laws is hereby amended, to read in its entirety as set forth below:

“These By-Laws may be amended, altered or repealed and By-Laws may be adopted (A) by the affirmative vote of a majority of the Board of Directors or (B) by the stockholders at any annual meeting of the stockholders, or at any special meeting thereof if notice of the proposed alteration or repeal or By-Law or By-Laws to be adopted is contained in the notice of such special meeting, by the affirmative vote of seventy-five percent (75%) of the stock issued and outstanding and entitled to vote thereat, subject to the provisions of Section 10 of Article III and Section 11 of Article IV.

“Notwithstanding the above, these By-Laws may be amended, altered or repealed and By-Laws may be adopted to reestablish a classified Board of Directors by the stockholders at any annual meeting of the stockholders, or at any special meeting thereof if notice of the proposed alteration or repeal or By-Law or By-Laws to be adopted with respect to reclassifying the board is contained in the notice of such special meeting, by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, subject to the provisions of Section 10 of Article III and Section 11 of Article IV.”

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment to the Certificate of Incorporation of Regions Financial Corporation dated April 19, 2007.

3.2	By-laws of Regions Financial Corporation as amended through April 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ John D. Buchanan
Name:	John D. Buchanan
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: April 20, 2007